UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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ENZO BIOCHEM, INC.
(Name of Registrant as Specified in Its Charter)

THE RADOFF FAMILY FOUNDATION BRADLEY L. RADOFF LORRIE A. CARR
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED NOVEMBER 19, 2021

BRADLEY L. RADOFF

__________________, 2021

Dear Fellow Enzo Shareholder:

Bradley L. Radoff (together with his affiliates, the “Radoff Group” or “we”) is a significant shareholder of Enzo Biochem, Inc., a New York corporation (“Enzo” or the “Company”), who, together with the other participants in this solicitation beneficially own in the aggregate approximately 8.1% of the outstanding shares of common stock of the Company. For the reasons set forth in the attached Proxy Statement, we believe meaningful changes to the composition of the Board of Directors of the Company (the “Board”) are necessary in order to ensure that the Company is being run in a manner consistent with your best interests. We are seeking your support for the election of our two (2) nominees as Class I directors at the annual meeting of shareholders scheduled to be held on [January 6, 2022] at [_____, at _:__ _.m., local time] (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”). We are seeking representation on the Board because we believe that it is apparent that the Company desperately needs to improve its corporate governance practices and that Board refreshment will be critical to unlocking shareholder value. We believe that the Board will benefit from the addition of independent directors with relevant skill sets and a shared objective of enhancing value for the benefit of all Enzo shareholders. The individuals that we have nominated are highly-qualified, capable and ready to serve the shareholders of Enzo.

Like all of Enzo’s other shareholders, we will only be able to achieve a return on our investment upon the appreciation in value of Enzo’s stock. We believe that there is significant value to be realized at Enzo; however, given the Company’s financial and stock price underperformance under the oversight of the current Board, we strongly believe that the Board must be reconstituted to ensure that the interests of the shareholders, the true owners of Enzo, are appropriately represented in the boardroom. We believe that the Board will benefit from our nominees’ financial expertise and track records of value creation.

The Company has a classified Board, which is currently divided into three (3) classes. The terms of two (2) Class I directors expire at the Annual Meeting. Through the attached Proxy Statement and enclosed WHITE proxy card, we are soliciting proxies to elect only our two (2) nominees. Accordingly, the enclosed WHITE proxy card may only be voted for our nominees and does not confer voting power with respect to any of the Company’s director nominees. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Shareholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the nominees are elected. If elected, our nominees will constitute a minority on the Board and there can be no guarantee that our nominees will be able to implement any actions that they may believe are necessary to unlock shareholder value.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed WHITE proxy card today. The attached Proxy Statement and the enclosed WHITE proxy card are first being mailed to shareholders on or about [______], 2021.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated WHITE proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

/s/ Bradley L. Radoff

Bradley L. Radoff

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of the Radoff Group’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED NOVEMBER 19, 2021

2021 ANNUAL MEETING OF SHAREHOLDERS
OF
ENZO BIOCHEM, INC.

_________________________

PROXY STATEMENT
OF
BRADLEY L. RADOFF

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Bradley L. Radoff and The Radoff Family Foundation, a Texas non-profit corporation (“Radoff Foundation” and together with Mr. Radoff, the “Radoff Group” or “we”), are significant shareholders of Enzo Biochem, Inc., a New York corporation (“Enzo” or the “Company”), who, together with the other participants in this solicitation, beneficially own an aggregate of 3,920,100 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company, representing approximately 8.1% of the outstanding shares of Common Stock. We believe that the Board of Directors of the Company (the “Board”) must be meaningfully reconstituted to ensure that the best interests of shareholders are appropriately represented in the boardroom. We have nominated directors who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to unlock shareholder value. We are seeking your support at the annual meeting of shareholders scheduled to be held on [January 6, 2022] at [_____, at _:__ _.m., local time] (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect the Radoff Group’s two (2) director nominees, Bradley L. Radoff and Lorrie A. Carr (each a “Nominee” and, collectively, the “Nominees”), to the Board as Class I directors to serve until the 2024 annual meeting of shareholders or until their respective successors are duly elected and qualified;
2.	To hold a non-binding advisory vote on the compensation of the Company’s named executive officers;
3.	To ratify the appointment of EisnerAmper LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending July 31, 2022; and
4.	To transact such other business as may properly come before the Annual Meeting.

This Proxy Statement and the enclosed WHITE proxy card are first being mailed to shareholders on or about [____________], 2021.

As of the date hereof, the participants in this solicitation collectively own 3,920,100 shares of Common Stock (the “Radoff Group Shares”). We intend to vote such shares FOR the election of the Nominees, FOR the ratification of the selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending July 31, 2022 and [FOR / AGAINST] approval of the advisory vote on the compensation of the Company’s named executive officers, as described herein.

The Company has set the close of business on [_______], 2021 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 527 Madison Avenue, New York, New York 10022. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were [_______] shares of Common Stock outstanding.

THIS SOLICITATION IS BEING MADE BY THE RADOFF GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH THE RADOFF GROUP IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

THE RADOFF GROUP URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE proxy card are available at [_______]

______________________________

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. The Radoff Group urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees and in accordance with the Radoff Group’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to the Radoff Group, c/o Saratoga Proxy Consulting LLC (“Saratoga”), in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our two (2) Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of the Radoff Group’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

BACKGROUND TO THE SOLICITATION

The following is a chronology of events leading up to this proxy solicitation:

•	Members of the Radoff Group have continuously been shareholders of Enzo since November 2020.
•	On January 8, 2021, Enzo issued the results from its 2020 annual meeting of shareholders (the “2020 Annual Meeting”), which revealed that Dr. Elazar Rabbani, then Chairman and Chief Executive Officer of the Company, did not receive a majority of the votes cast in the affirmative for his reelection and therefore, pursuant to the Company’s Amended and Restated By-laws (as amended, the “Bylaws”), he conditionally tendered his resignation to the Board.
•	On March 15, 2021, Enzo issued a press release announcing that Dr. Rabbani would step down as Chief Executive Officer and transition to a “scientific role” with the Company once a qualified successor is identified and hired by the Board. The Company also announced that Dr. Rabbani would remain as a director, meaning that the Board did not accept his conditional resignation in relation to the 2020 Annual Meeting despite his failure to be elected by shareholders.
•	On September 3, 2021, the Radoff Group delivered a letter to Enzo (the “Initial Nomination Letter”), in accordance with the Bylaws, nominating Bradley L. Radoff for election to the Board at the Annual Meeting. The Initial Nomination Letter noted that the Bylaws provide that nominations must be delivered “not less than ninety (90) days nor more than [one] hundred twenty (120) days prior to the earlier of the date of the meeting or the corresponding date on which the immediately preceding year’s annual meeting of shareholders was held.” Given that the date of the Annual Meeting had not been publicly disclosed, the Initial Nomination Letter acknowledged that, based on the date of the 2020 Annual Meeting, the nomination window may not open until September 6, 2021, and stated an intention to resubmit the Initial Nomination Notice at such time.
•	On September 7, 2021, in accordance with the preceding paragraph and the requirements of the Bylaws, the Radoff Group delivered an additional letter to Enzo nominating Mr. Radoff for election to the Board at the Annual Meeting (the “Nomination Letter”).
•	On September 29, 2021, the Radoff Group delivered a supplement to the Nomination Letter to Enzo, providing an update to the information provided therein and including the additional nomination of Lorrie A. Carr for election to the Board.
•	On September 30, 2021, Roumell Opportunistic Value Fund and certain of its affiliates filed a Schedule 13D with the Securities and Exchange Commission disclosing that on September 29, 2021, it had sent a letter to the Board nominating a slate of two director candidates for election to the Board at the 2021 Annual Meeting and submitting a precatory business proposal requesting that the Board take all necessary steps in its power to declassify the Board.

•	On October 6, 2021, the Radoff Group filed a Schedule 13D with the Securities and Exchange Commission publicly disclosing its nomination of Mr. Radoff and Ms. Carr to the Board. The Radoff Group also highlighted its concerns with the Company’s corporate governance practices as well as the underperformance of the entire Board, including the Board’s failure to accept the resignation of Dr. Elazar Rabbani after he did not receive a majority of the votes cast for reelection at the 2020 Annual Meeting, despite the Company’s majority voting standard in uncontested elections.
•	On October 12, 2021, Enzo’s President, Barry W. Weiner and Chief Financial Officer, David Bench, and Mr. Radoff participated in a telephone call to discuss the Company.
•	On October 18, 2021, the Company issued a press release announcing the appointment of Hamid Erfanian as Chief Executive Officer, effective November 8, 2021, and that Dr. Rabbani would remain Chairman of the Board and assume new role as Chief Scientific Officer.
•	On October 19, 2021, the Radoff Group issued a press release and open letter to the newest directors on the Board who joined in November 2020, Dr. Mary Tagliaferri and Dr. Ian B. Walters (the “October 19 Press Release”). The Radoff Group expressed its concerns with the Company’s succession plan and called on the Board to reduce Dr. Rabbani’s influence on the Board, provide shareholders with an update on the strategic review, and pursue negotiations with shareholders who have nominated director candidates, rather than force another costly contested election.
•	On October 20, 2021, Dr. Tagliaferri sent an email to Mr. Radoff inviting him and Ms. Carr to be interviewed by the Board.
•	Over October 20 and 21, 2021, Mr. Radoff and Dr. Tagliaferri exchanged emails concerning potential interviews and the October 19 Press Release. Mr. Radoff indicated that he would like to set up a call with Dr. Tagliaferri and Dr. Walters to discuss the October 19 Press Release and explained he would be happy to make the Nominees available for interviews once the parties come to an agreement on the changes required at the Company. Dr. Tagliaferri declined to arrange the requested call and indicated that the Company’s policy is for all direct conversations with shareholders to go through the Company’s President or Investor Relations contact.
•	On October 21, 2021, the Radoff Group delivered a books and records demand (the “Books and Record Demand”) to the Company pursuant to Section 624 of the New York Business Corporations Law demanding certain shareholder list information in accordance with New York law.
•	On October 22, 2021, the Radoff Group filed an amendment to the Schedule 13D, providing an update its beneficial ownership information provided therein.
•	On October 25, 2021, the Radoff Group issued a press release containing an open letter to Dr. Tagliaferri and Dr. Walters, which highlighted the Radoff Group’s disappointment in Dr. Tagliaferri’s and Dr. Walters’ response to the Radoff Group’s October 19th letter.
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•	On October 25, 2021, counsel to Enzo delivered a letter response to the Books and Records Demand alleging that the Books and Records Demand was improper and overbroad.
•	On October 28, 2021, counsel to the Radoff Group delivered a letter response to counsel to Enzo disagreeing with its assessment of the Books and Record Demand and detailing the legal and factual basis for each request.
•	On November 2, 2021, Dr. Tagliaferri contacted Ms. Carr directly, requesting that Ms. Carr participate in an interview. Ms. Carr advised she would make herself available for an interview once a settlement framework has been reached and requested that future correspondence be sent directly to Mr. Radoff or his counsel.
•	Also on November 2, 2021, counsel to Enzo delivered a further letter response to the Books and Records Demand and a form confidentiality agreement, indicating that certain information would be made available to the Radoff Group.
•	Over November 4 through November 10, 2021, counsel to Enzo and the Radoff Group exchanged emails on what information would be provided to the Radoff Group pursuant to the Books and Records Demand.
•	On November 12, 2021, counsel to the Radoff Group provided a mark-up of the confidentiality agreement related to the Books and Records Demand to counsel to Enzo.
•	On November 16, 2021, Mr. Radoff had a telephone call with Messrs. Erfanian and Bench to discuss the Company.
•	On November 16, 2021, counsel to Enzo sent a revised draft of the confidentiality agreement related to the Books and Records Demand and the Radoff Group indicated that the confidentiality agreement was in final form and delivered its signature page in escrow. The Company has not countersigned the agreement as of the date of this preliminary proxy statement despite follow-up from counsel to the Radoff Group.
•	On November 19, 2021, the Radoff Group filed this preliminary proxy statement.

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REASONS FOR THE SOLICITATION

The Radoff Group is one of the largest shareholders of the Company, owning approximately 8.1% of the Company’s outstanding Common Stock. We are also one of several sizable shareholders with significant concerns regarding Enzo’s imperial corporate governance, ineffective strategy and perpetual underperformance. After analyzing Enzo from various perspectives and attempting to substantively engage with the Board without success, we have concluded that the root cause of shareholder suffering is the seemingly unchecked influence and power of Dr. Elazar Rabbani. Our concerns regarding Dr. Rabbani, who has failed to create shareholder value during his decades-long chairmanship, have only grown in recent weeks as Enzo has failed to provide any meaningful update on its months-long strategic review.

We believe immediate change to the composition of the Board is needed to ensure objective and independent oversight of the Company’s operations, strategy and review process. While all of the Company’s directors other than Dr. Rabbani are purportedly “independent” based on the rules of the New York Stock Exchange, we fear that they are merely “independent” in name only. These directors appear either completely beholden to Dr. Rabbani or utterly oblivious to the unprecedented shareholder opposition to his continued leadership. Indeed, we believe the Board has failed to rectify the Company’s long-standing disregard for sound corporate governance and shareholder rights.

The Rabbani-Controlled Board has Fostered Exceedingly Poor Corporate Governance

Despite unprecedented shareholder unrest, which includes four separate 13D filers in the Company’s investor base this year alone, the Board appears either unable or unwilling to have productive and meaningful conversations with shareholders about the Company’s plans for improving its corporate governance, mitigating the excessive influence of Dr. Rabbani and other critical matters, including its ongoing strategic review.

Under Dr. Rabbani’s purview, Enzo has heavily restricted shareholders’ rights and adopted substandard governance policies, including by maintaining a classified Board structure. The most egregious example of the Board’s disregard for sound corporate governance is the simple fact that Dr. Rabbani even remains on the Board despite receiving less than a majority of votes cast for his reelection at the 2020 Annual Meeting and as a result, having to mandatorily tender his resignation to the Board pursuant to the Board’s director resignation policy in uncontested elections – yet the Board failed to accept Dr. Rabbani’s resignation despite shareholders’ clear disapproval of his continued service on the Board. This same Board has also seemingly manipulated nomination deadlines in the past to deny shareholders the opportunity to nominate alternative director candidates and used the corporate machinery to adjourn a prior annual meeting to avoid accountability from its shareholders.

Further, the Board appears to think it is an acceptable governance practice to ignore significant shareholders who have valid concerns. In the six months following the initiation of a search for a new Chief Executive Officer, the Company never once provided a meaningful update on the state of the process. We and other shareholders have also repeatedly called upon the Board to provide a substantive update on the Cain Brothers-led strategic review process, to no avail. Instead, the recently-announced succession plan, which does not account for the new Chief Executive Officer joining the Board and does not set a retirement date for Dr. Rabbani, represents the type of governance failure that truly independent directors should want to quickly rectify.

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It is increasingly clear to us that the current Board has chosen to pull the wool over shareholders’ eyes in an attempt to continue to allow Dr. Rabbani to essentially run roughshod over the Company. This is why, after attempting to substantively engage with the Board's independent directors to institute a consensually-negotiated director refresh, we were left with no choice but to invest our own capital, energy and time in a campaign to elect truly independent directors committed to representing the best interests of shareholders – not those of Dr. Rabbani. In our view, shareholders cannot expect the Company to deliver better results in the future without fundamental change in the boardroom.

Enzo has Drastically Underperformed its Peers and Broader Market Indices

Over the past five years, the Company’s shares declined by more than 30% and significantly lagged behind major indices and publicly traded biosciences peers.1 While the Company’s shares have appreciated over the past year after it announced a strategic review, its long-term results are indefensible:

	1-Year TSR	3-Year TSR	5-Year TSR	10-Year TSR
Russell 2000 Index	41.80%	40.96%	89.43%	275.92%
Russell 3000 Index	32.71%	60.03	121.11%	355.24%
Peer Median	50.65%	166.39%	164.93%	193.10%
Enzo	63.30%	-8.25%	-30.74%	27.60%

Enzo’s Relative Performance to:
Russell 2000 Index	21.50%	-49.21%	-120.17%	-248.32%
Russell 3000 Index	30.59%	-68.28%	-151.85%	-327.64%
Peer Median	12.65%	-174.64%	-195.67%	-165.50%

Source: Bloomberg (TSR runs through 10/06/21).

Shareholders Clearly Lack Confidence in Dr. Rabbani and the Current Board

The Company’s shares declined more than 12% in the 24 hours following the Company’s announcement of its management succession plan. We believe that this is largely due to the fact that the plan includes Dr. Rabbani remaining Chairman and becoming Chief Scientific Officer. We believe the market’s reaction verifies that shareholders are adamantly opposed to any extended tenure for Dr. Rabbani. Shareholders like ourselves are left to wonder how a new leader can have the authority to manage the Company in the best interests of all shareholders without further interference from Dr. Rabbani. Dr. Rabbani has had 45 years to deliver value for Enzo’s stakeholders, with no lasting success – we believe it is time for fresh perspectives and aligned interests to enter the boardroom and lead from the top.

1 Institutional Shareholder Services Inc. peer group includes Harvard Bioscience Inc., Invitae Corp., Meridian Bioscience Inc., Myriad Genetics Inc., Nanostring Technologies Inc., Natera Inc. and Pacific Biosciences of California Inc.

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New, Independent Directors can Help Put Enzo on a Path Forward to Better Governance and Superior Value Creation

In light of the issues we have summarized herein and our unsuccessful attempts at engaging constructively with the Board to enact much-needed change, we have nominated independent director candidates that possess fresh ownership perspectives and valuable experience working at effectively-governed public companies that pursue value for all constituencies. We believe that our fellow shareholders deserve a Board that understands its fiduciary obligations to its shareholders and is committed to holding management accountable to create enduring value for all stakeholders.

Bradley L. Radoff

Mr. Radoff is a successful investor and proven public company director with significant experience in the areas of corporate governance, capital allocation, operational turnarounds and strategic reviews. If elected to the Board, Mr. Radoff would bring a sorely-needed shareholder perspective and a vision for enhancing the Company’s lagging corporate governance.

•	Held roles at some of the world’s top asset management firms and financial institutions, including Citadel and Third Point, where he held a senior-level position.
•	He currently serves on the Board of Directors of VAALCO Energy, Inc. (NYSE: EGY), a Texas-based independent energy company and Harte Hanks, Inc. (OTC: HRTH), a leading global customer experience company.
•	Previously served as a director of Support.com, Inc. (formerly NASDAQ: SPRT), a leading provider of cloud-based software and services, from June 2016 until its merger in September 2021, and Pogo Producing Company (formerly NYSE: PPP), a major oil and natural gas company, from March 2007 to November 2007 prior to its sale to Plains Exploration for $3.6 billion.
•	Holds a B.A. in Economics from The Wharton School at the University of Pennsylvania.

Lorrie A. Carr

Ms. Carr is a high-integrity leader in the biopharmaceutical and specialty pharmacy sectors, with valuable experience serving as a chief executive and director of several organizations. If elected to the Board, Ms. Carr would bring valuable experience in the areas of corporate governance, regulatory affairs and strategic planning.

•	Former Chief Executive Officer and a director of Avita, a national pharmacy services organization, from June 2019 to May 2021.
•	Former Chief Executive Officer and a director of ExceleraRx Corp., a healthcare company that empowers integrated delivery networks, health systems and academic medical centers to provide personalized, integrated care for patients, from July 2018 to July 2019.
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•	Previously served as the Divisional Vice President of Enterprise Specialty Sales and Product Management at Walgreens Specialty Pharmacy, a division of Walgreen Co. and now part of Walgreens Boots Alliance, Inc. (NASDAQ: WBA).
•	Holds an M.B.A. from the University of Massachusetts, Isenberg School of Management and B.A. in Business Administration from Columbia College.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company currently has a classified Board, which is divided into three (3) classes. The directors in each class are elected for staggered terms of three (3) years so that the term of office of one (1) class of directors expires at each annual meeting of shareholders. According to the Company’s proxy statement, the terms of the two (2) Class I directors will expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our two (2) Nominees, Bradley L. Radoff and Lorrie A. Carr, in opposition to the Company’s two (2) Class I director nominees with terms ending at the 2024 annual meeting of shareholders. Your vote to elect the Nominees will have the legal effect of replacing two (2) incumbent directors of the Company with the Nominees. If elected, the Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance shareholder value. There is no assurance that any incumbent director will serve as a director if our Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five (5) years of each of the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below. This information has been furnished to us by the Nominees. All of the Nominees are citizens of the United States of America.

Bradley L. Radoff, age 48, is a private investor and has also served as Principal of Fondren Management LP, a private investment management company, since 2005. Mr. Radoff previously served as a Portfolio Manager at Third Point LLC, a registered investment advisory firm, from 2006 to 2009. He also served as Managing Director of Lonestar Capital Management LLC, a registered investment advisory firm, from 2003 to 2004. Mr. Radoff also previously served as a director of Citadel Investment Group LLC, a global financial institution, from 2000 to 2003. Mr. Radoff has served as a director of VAALCO Energy, Inc. (NYSE:EGY), a Texas-based independent energy company, since June 2020, and Harte Hanks, Inc. (OTC:HRTH), a leading global customer experience company, since May 2021. Mr. Radoff previously served as a director of Support.com, Inc. (formerly NASDAQ:SPRT), a leading provider of cloud-based software and services, from June 2016 until its merger in September 2021, and Pogo Producing Company (formerly NYSE:PPP), an oil and gas exploration, development and production company, from March 2007 until the completion of its sale to Plains Exploration & Production Company in November 2007. Mr. Radoff graduated summa cum laude with a B.A. in Economics from The Wharton School at the University of Pennsylvania. The Radoff Group believes that Mr. Radoff’s financial and investment expertise together with his perspective as a significant shareholder of the Company will make him a valuable addition to the Board.

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Lorrie A. Carr, age 53, is a high-impact executive with over 20 years’ experience in the biopharmaceutical and specialty pharmacy sectors. Ms. Carr currently serves as a consultant after most recently serving as the Chief Executive Officer and a director of Avita, a national pharmacy services organization, from June 2019 to May 2021. Prior to that, Ms. Carr served as the Chief Executive Officer and a director of ExceleraRx Corp., a healthcare company that empowers integrated delivery networks, health systems and academic medical centers to provide personalized, integrated care for patients, from July 2018 to July 2019. From April 2016 to January 2018, Ms. Carr served as the Chief Commercial Officer of ZappRx, a healthcare technology company. Prior to that, Ms. Carr served as the Divisional Vice President of Enterprise Specialty Sales and Product Management at Walgreens Specialty Pharmacy, a division of Walgreen Co. and provider of specialty pharmacy medications and clinical services, from November 2012 to April 2016. Ms. Carr’s professional experience also includes various positions with Millennium Pharmaceuticals, Inc. (n/k/a Takeda Oncology), a biopharmaceutical company, and Schering-Plough Corp., a former pharmaceutical company. Ms. Carr earned her M.B.A. from the University of Massachusetts, Isenberg School of Management and B.A. in Business Administration from Columbia College. The Radoff Group believes that Ms. Carr’s extensive leadership experience in the healthcare and pharmaceutical industries will make her a valuable addition to the Board.

The principal business address of Mr. Radoff is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098. The principal business address of Ms. Carr is 3009 Damsel Sauvage Lane, Lewisville, Texas 75056.

As of the date hereof, Mr. Radoff directly beneficially owns 3,520,100 shares of Common Stock. In addition, as a director of Radoff Foundation, he may be deemed to beneficially own the 400,000 shares of Common Stock owned by Radoff Foundation, which, together with the 3,520,100 shares of Common Stock he directly owns, constitutes an aggregate of 3,920,100 shares of Common Stock beneficially owned by Mr. Radoff.

As of the date hereof, Ms. Carr does not beneficially own any shares of Common Stock.

Each Nominee may be deemed to be a member of a “group” for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Nominee specifically disclaims beneficial ownership of shares of Common Stock that he or she does not directly own. For information regarding purchases and sales during the past two (2) years of securities of the Company by the Nominees, the other participants in this solicitation and an affiliate of Mr. Radoff that no longer owns any securities of the Company, see Schedule I.

On September 29, 2021, the Radoff Group and Ms. Carr (collectively, the “Group”) entered into a group agreement (the “Group Agreement”) pursuant to which, among other things, the parties agreed (i) to solicit proxies for the election of the Nominees at the Annual Meeting, (ii) not to purchase securities of the Company or take other action that would result in the Group beneficially owning more than 9.99% of the Company’s shares of Common Stock without the prior consent of the Radoff Group, and (iii) that the Radoff Group would bear all expenses incurred in connection with the Group’s activities.

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Ms. Carr has granted Mr. Radoff a power of attorney to execute certain Securities and Exchange Commission filings and other documents in connection with the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting and any related transactions.

The Radoff Group believes that each Nominee presently is, and if elected as a director of the Company, each of the Nominees would be, an “independent director” within the meaning of (i) applicable NYSE listing standards applicable to board composition, including Rule 303A.02 and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, we acknowledge that no director of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, we acknowledge that if any Nominee is elected, the determination of the Nominee’s independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Other than as stated herein, there are no arrangements or understandings between the members of the Group or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

We do not expect that any of the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed WHITE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and shares of Common Stock represented by the enclosed WHITE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of the Radoff Group that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve, constitutes an unlawful manipulation of the Company’s corporate machinery.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

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PROPOSAL NO. 2

ADVISORY VOTE ON THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

As discussed in further detail in the Company’s proxy statement, as required by Section 14A of the Exchange Act, the Board is providing shareholders with the opportunity to vote to approve, on a nonbinding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

As disclosed in the Company’s proxy statement, the vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of the Company’s named executive officers. Accordingly, the Company is asking shareholders to vote for the following resolution:

“RESOLVED, that the Company’s shareholders approve, on a nonbinding advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other related compensation tables and narrative discussion.”

As disclosed in the Company’s proxy statement, the shareholder vote on this proposal is an advisory vote only and is not binding on the Company, the Board or the Compensation Committee of the Board (the “Compensation Committee”). However, the Company has disclosed that the Board and the Compensation Committee will review the voting results and will take into account the outcome of the vote when considering future compensation decisions for its named executive officers.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE ADVISORY VOTE ON EXECUTIVE COMPENSATION AND INTEND TO VOTE OUR SHARES “[FOR / AGAINST]” THIS PROPOSAL.

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PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has appointed EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending July 31, 2022. The Company is submitting its selection of EisnerAmper for ratification by the shareholders at the Annual Meeting.

As disclosed in the Company’s proxy statement, if shareholders do not ratify the selection of EisnerAmper, then the adverse vote will be considered as an indication to the Audit Committee that it should consider selecting another independent registered public accounting firm for the following fiscal year, but the Audit Committee is not required to do so. The Company further disclosed that even if the appointment is ratified, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year if it believes that such a change would be in the Company’s best interest.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE SELECTION OF EISNERAMPER LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2022, AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Based on publicly available information, the Radoff Group believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, [FOR / AGAINST] the advisory vote on executive compensation, FOR the ratification of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2022, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate two (2) candidates for election as Class I directors at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only our two (2) Nominees as Class I directors. Accordingly, the enclosed WHITE proxy card may only be voted for the Nominees and does not confer voting power with respect to the Company’s nominees. The participants in this solicitation intend to vote the Radoff Group Shares in favor of the Nominees. Shareholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

While we currently intend to vote all of the Radoff Group Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the Radoff Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all shareholders. We would only intend to vote some or all of the Radoff Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of the Nominees would be elected at the Annual Meeting and that by voting the Radoff Group Shares we could help elect the Company nominees that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all shareholders. Shareholders should understand, however, that all shares of Common Stock represented by the enclosed WHITE proxy card will be voted at the Annual Meeting as marked.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. For the Annual Meeting, the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of Common Stock as of the Record Date will be considered a quorum for the transaction of business.

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Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

If you are a shareholder of record, you must deliver your vote by mail, attend the Annual Meeting in person and vote, vote by Internet or vote by telephone in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on the proposals.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a plurality vote standard for contested director elections. As a result of our nomination of the Nominees, the director election at the Annual Meeting will be contested, therefore the two candidates receiving the highest number of “FOR” votes will be elected. A properly executed proxy card marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted “for” or “against” the director nominee. Withhold votes and broker non-votes will have no effect on the outcome of the election.

Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, although the vote is non-binding, assuming that a quorum is present, for the advisory vote on executive compensation, the affirmative vote of a majority of the votes cast by holders of shares of Common Stock present, in person or represented by proxy, at the Annual Meeting is required for approval. As disclosed in the Company’s proxy statement, under the rules of the New York Stock Exchange, abstentions will be counted as “votes cast” and will have the same effect as a vote “against” for the purpose of determining whether a majority of the votes cast have been voted “for” the proposal. Broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal.

Ratification of the Selection of Accounting Firm ─ According to the Company’s proxy statement, although the vote is non-binding, assuming that a quorum is present, for the ratification of EisnerAmper, the affirmative vote of a majority of the votes cast by holders of shares of Common Stock present, in person or represented by proxy, at the Annual Meeting is required for approval. As disclosed in the Company’s proxy statement, under the rules of the New York Stock Exchange, abstentions will be counted as “votes cast” and will have the same effect as a vote “against” for the purpose of determining whether a majority of the votes cast have been voted “for” the proposal. Broker non-votes will not be counted as “votes cast” on this proposal and will have no effect on the outcome of the vote with respect to this proposal.

14

Under applicable New York law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your WHITE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Radoff Group’s recommendations specified herein and in accordance with the discretion of the persons named on the WHITE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the Radoff Group in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at 527 Madison Avenue, New York, New York 10022 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to the Radoff Group in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, Saratoga may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Radoff Group. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Members of the Radoff Group have entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $[_____], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The Radoff Group has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. The Radoff Group will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Saratoga will employ approximately [____] persons to solicit shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by the Radoff Group. Costs of this solicitation of proxies are currently estimated to be approximately $[___________] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). The Radoff Group estimates that through the date hereof its expenses in connection with this solicitation are approximately $[___________]. To the extent legally permissible, if the Radoff Group is successful in its proxy solicitation, the Radoff Group intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. The Radoff Group does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

Radoff Foundation and the Nominees are participants in this solicitation. The principal business of Radoff Foundation is serving charitable purposes. Mr. Radoff is a director of Radoff Foundation.

The principal business address of Radoff Foundation and Mr. Radoff is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098.

As of the date hereof, Radoff Foundation directly beneficially owns 400,000 shares of Common Stock. As of the date hereof, Mr. Radoff directly beneficially owns 3,520,100 shares of Common Stock. Mr. Radoff, as a director of Radoff Foundation, may be deemed to beneficially own the 400,000 shares of Common Stock owned by Radoff Foundation, which, together with the 3,520,100 shares of Common Stock he directly owns, constitutes an aggregate of 3,920,100 shares of Common Stock beneficially owned by Mr. Radoff.

Each participant in this solicitation is a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act. The Group may be deemed to beneficially own the 3,920,100 shares of Common Stock owned in the aggregate by all of the participants in this solicitation. Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock that he, she or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the participants in this solicitation and an affiliate of Mr. Radoff that no longer owns any securities of the Company, see Schedule I.

16

The shares of Common Stock purchased by Radoff Foundation were purchased with working capital. The shares of Common Stock purchased by Mr. Radoff were purchased with personal funds.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

OTHER MATTERS AND ADDITIONAL INFORMATION

The Radoff Group is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which the Radoff Group is not aware of at a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

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SHAREHOLDER PROPOSALS

According to the Company’s proxy statement, proposals of shareholders intended to be included in the Company’s proxy statement and form of proxy for use in connection with the Company’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”) must be received by the Company’s Secretary at the Company’s principal executive offices at 527 Madison Avenue, New York, New York 10022, Attention: Elazar Rabbani, Secretary, no later than [________] (120 calendar days preceding the one-year anniversary of the date the Company’s proxy statement for the Annual Meeting was first mailed to shareholders), and must otherwise satisfy the procedures prescribed by Rule 14a-8 under the Exchange Act. It is suggested that any such proposals be submitted by certified mail with return receipt requested.

Under the Bylaws, any shareholder intending to present any proposal (other than a proposal made by, or at the direction of, the Board) at the 2022 Annual Meeting, must give written notice of that proposal to the Company’s Secretary not less than ninety (90) days nor more than one-hundred and twenty (120) days prior to the first anniversary of the preceding year’s annual meeting (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Therefore, to be presented at the 2022 Annual Meeting, such a proposal must be delivered not earlier than [September 8], 2022, nor later than [October 8], 2022.

Under the Bylaws, any shareholder intending to nominate one or more persons for election as directors at the 2022 Annual Meeting must give written notice of such nomination(s) to the Company’s Secretary not less than ninety (90) days nor more than one-hundred and twenty (120) days prior to the earlier of the date of the meeting or the corresponding date on which the immediately preceding year’s annual meeting of shareholders was held.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2022 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by the Radoff Group that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY

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The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Bradley L. Radoff

_________________, 2021

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

Nature of Transaction	Securities Acquired/(Disposed)	Date of Transaction

BRADLEY L. RADOFF

Purchase of Common Stock	24,727	11/18/2020
Purchase of Common Stock	15,592	11/30/2020
Purchase of Common Stock	75,000	12/03/2020
Purchase of Common Stock	4,645	12/04/2020
Purchase of Common Stock	60,000	12/09/2020
Purchase of Common Stock	50,000	12/09/2020
Purchase of Common Stock	10,036	12/10/2020
Sale of Common Stock	(10,000)	12/15/2020
Sale of Common Stock	(7,500)	12/16/2020
Purchase of Common Stock	27,500	12/30/2020
Purchase of Common Stock	20,000	02/04/2021
Purchase of Common Stock	15,000	02/05/2021
Sale of Common Stock	(15,000)	02/10/2021
Sale of Common Stock	(20,000)	02/16/2021
Purchase of Common Stock	20,000	03/03/2021
Purchase of Common Stock	20,000	03/04/2021
Purchase of Common Stock	20,000	03/05/2021
Purchase of Common Stock	40,000	03/15/2021
Purchase of Common Stock	10,000	03/15/2021
Sale of Common Stock	(100,000)	03/16/2021
Sale of Common Stock	(35,000)	03/16/2021
Purchase of Common Stock	40,000	03/16/2021
Purchase of Common Stock	35,000	03/22/2021
Sale of Common Stock	(5,000)	03/31/2021
Purchase of Common Stock	35,000	04/05/2021
Purchase of Common Stock	30,000	04/12/2021
Purchase of Common Stock	25,000	04/14/2021
Purchase of Common Stock	25,000	04/15/2021
Purchase of Common Stock	20,000	04/16/2021
Purchase of Common Stock	15,000	04/19/2021
Purchase of Common Stock	15,000	04/20/2021
Purchase of Common Stock	15,000	05/04/2021
Purchase of Common Stock	20,000	05/05/2021
Purchase of Common Stock	30,000	05/06/2021
Purchase of Common Stock	66,998	05/07/2021
Purchase of Common Stock	88,002	05/10/2021
Purchase of Common Stock	40,000	05/11/2021
Purchase of Common Stock	35,000	05/12/2021
Purchase of Common Stock	25,000	05/13/2021
Purchase of Common Stock	20,000	05/14/2021
Purchase of Common Stock	81,897	05/17/2021
Purchase of Common Stock	18,103	05/18/2021
Purchase of Common Stock	20,000	05/19/2021
Purchase of Common Stock	25,000	05/20/2021
Purchase of Common Stock	25,000	05/21/2021
Purchase of Common Stock	30,000	05/24/2021
Purchase of Common Stock	25,000	05/25/2021
Purchase of Common Stock	15,000	05/27/2021
Purchase of Common Stock	40,000	05/28/2021
Purchase of Common Stock	25,000	06/01/2021
Sale of Common Stock	(90,563)	06/09/2021
Sale of Common Stock	(100,000)	06/09/2021
Sale of Common Stock	(45,000)	06/09/2021
Purchase of Common Stock	34,563	06/09/2021
Sale of Common Stock	(204,000)	06/10/2021
Purchase of Common Stock	70,000	06/21/2021
Purchase of Common Stock	80,000	06/22/2021
Purchase of Common Stock	70,000	06/23/2021
Purchase of Common Stock	40,000	06/24/2021
Purchase of Common Stock	70,000	06/25/2021
Purchase of Common Stock	50,000	06/25/2021
Purchase of Common Stock	25,000	06/28/2021
Purchase of Common Stock	20,000	06/29/2021
Purchase of Common Stock	50,000	06/30/2021
Purchase of Common Stock	32,000	07/02/2021
Purchase of Common Stock	40,000	07/06/2021
Purchase of Common Stock	63,000	07/07/2021
Purchase of Common Stock	30,000	07/08/2021
Purchase of Common Stock	40,000	07/09/2021
Purchase of Common Stock	30,000	07/12/2021
Purchase of Common Stock	42,500	07/13/2021
Purchase of Common Stock	17,500	07/14/2021
Purchase of Common Stock	40,000	07/15/2021
Purchase of Common Stock	30,000	07/16/2021
Purchase of Common Stock	30,000	07/19/2021
Sale of Common Stock	(240,000)	07/20/2021
Sale of Common Stock	(10,000)	07/20/2021
Purchase of Common Stock	100,000	07/20/2021
Purchase of Common Stock	295,000	07/21/2021
Purchase of Common Stock	95,000	07/22/2021
Purchase of Common Stock	50,000	07/23/2021
Purchase of Common Stock	70,000	07/26/2021
Purchase of Common Stock	50,000	07/27/2021
Purchase of Common Stock	40,000	07/28/2021
Purchase of Common Stock	45,000	07/29/2021
Purchase of Common Stock	15,000	07/30/2021
Purchase of Common Stock	15,000	08/11/2021
Purchase of Common Stock	30,000	08/13/2021
Purchase of Common Stock	25,000	08/17/2021
Purchase of Common Stock	15,000	08/18/2021
Purchase of Common Stock	7,500	08/19/2021
Purchase of Common Stock	47,500	08/20/2021
Purchase of Common Stock	20,000	08/24/2021
Purchase of Common Stock	300,000	10/01/2021
Purchase of Common Stock	35,599	10/04/2021
Purchase of Common Stock	225,000	10/05/2021
Purchase of Common Stock	41,281	10/12/2021
Purchase of Common Stock	69,489	10/13/2021
Purchase of Common Stock	19,330	10/14/2021
Purchase of Common Stock	35,000	10/15/2021
Purchase of Common Stock	50,000	10/15/2021
Purchase of Common Stock	50,000	10/18/2021
Purchase of Common Stock	39,401	10/18/2021
Purchase of Common Stock	65,000	10/20/2021
Purchase of Common Stock	45,000	10/21/2021
Purchase of Common Stock	36,856	10/22/2021
Purchase of Common Stock	10,000	10/25/2021
Purchase of Common Stock	18,144	10/26/2021
Purchase of Common Stock	15,000	10/27/2021
Purchase of Common Stock	15,000	11/02/2021
Purchase of Common Stock	1,000	11/03/2021
Purchase of Common Stock	9,000	11/05/2021
Purchase of Common Stock	15,000	11/09/2021
Purchase of Common Stock	15,000	11/10/2021
Purchase of Common Stock	139,774	11/17/2021
Purchase of Common Stock	10,226	11/17/2021
Purchase of Common Stock	5,000	11/18/2021
Purchase of Common Stock	15,000	11/19/2021

I-1

THE RADOFF FAMILY FOUNDATION

Purchase of Common Stock	5,000	02/07/2020
Sale of Common Stock	(5,000)	03/12/2020
Purchase of Common Stock	90,000	07/01/2021
Purchase of Common Stock	30,000	08/16/2021
Purchase of Common Stock	60,000	08/23/2021
Purchase of Common Stock	20,000	10/01/2021
Purchase of Common Stock	109,401	10/05/2021
Purchase of Common Stock	60,599	10/18/2021
Purchase of Common Stock	30,000	10/19/2021

CERTAIN AFFILIATE OF BRADLEY L. RADOFF THAT NO LONGER OWNS SECURITIES OF THE COMPANY

Purchase of Common Stock	3,245	11/18/2019
Purchase of Common Stock	15,000	11/19/2019
Purchase of Common Stock	10,000	11/20/2019
Purchase of Common Stock	10,000	11/21/2019
Purchase of Common Stock	23,651	11/22/2019
Purchase of Common Stock	10,000	11/25/2019
Purchase of Common Stock	10,000	12/02/2019
Purchase of Common Stock	10,000	12/06/2019
Purchase of Common Stock	24,628	12/09/2019
Purchase of Common Stock	20,000	12/11/2019
Purchase of Common Stock	10,000	12/16/2019
Purchase of Common Stock	20,000	12/17/2019
Purchase of Common Stock	15,000	12/19/2019
Purchase of Common Stock	5,000	12/20/2019
Purchase of Common Stock	2,372	12/26/2019
Purchase of Common Stock	2,000	01/08/2020
Purchase of Common Stock	11,000	01/29/2020
Purchase of Common Stock	2,000	01/30/2020
Purchase of Common Stock	7,308	01/31/2020
Purchase of Common Stock	5,692	02/06/2020
Purchase of Common Stock	5,000	02/11/2020
Purchase of Common Stock	15,000	02/12/2020
Purchase of Common Stock	5,000	02/13/2020
Purchase of Common Stock	20,000	02/14/2020
Purchase of Common Stock	14,000	02/18/2020
Purchase of Common Stock	3,000	02/19/2020
Purchase of Common Stock	9,000	02/20/2020
Purchase of Common Stock	15,000	02/21/2020
Purchase of Common Stock	14,000	02/24/2020
Purchase of Common Stock	40,745	02/25/2020
Purchase of Common Stock	24,255	02/26/2020
Purchase of Common Stock	13,000	02/27/2020
Purchase of Common Stock	26,000	02/28/2020
Purchase of Common Stock	20,000	03/02/2020
Purchase of Common Stock	20,000	03/03/2020
Purchase of Common Stock	3,000	03/04/2020
Purchase of Common Stock	2,000	03/05/2020
Sale of Common Stock	(350,000)	03/06/2020
Sale of Common Stock	(354,000)	03/06/2020
Sale of Common Stock	(50,000)	03/09/2020
Sale of Common Stock	(50,000)	03/09/2020
Sale of Common Stock	(50,000)	03/10/2020
Sale of Common Stock	(100,000)	03/11/2020
Sale of Common Stock	(50,000)	03/11/2020

I-2

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on ________, 2021.

II-1

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how few shares of Common Stock you own, please give the Radoff Group your proxy FOR the election of the Nominees and in accordance with the Radoff Group’s recommendations on the other proposals on the agenda for the Annual Meeting by taking three steps:

•	SIGNING the enclosed WHITE proxy card;
•	DATING the enclosed WHITE proxy card; and
•	MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address set forth below.

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of the Radoff Group’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED NOVEMBER 19, 2021

ENZO BIOCHEM, INC.

2021 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF BRADLEY L. RADOFF AND THE OTHER PARTICIPANTS IN HIS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF ENZO BIOCHEM, INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Bradley L. Radoff, John Ferguson and Ryan Nebel, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Enzo Biochem, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2021 annual meeting of shareholders of the Company scheduled to be held on [January 6, 2022] at [_____, at _:__ _.m., local time] (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Bradley L. Radoff (together with the other participants in his solicitation, the “Radoff Group”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “[FOR / AGAINST]” PROPOSAL 2, AND “FOR” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the Radoff Group’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE PROXY CARD

[X] Please mark vote as in this example

THE RADOFF GROUP STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1. THE RADOFF GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2 AND 3.

1.	The Radoff Group’s proposal to elect Bradley L. Radoff and Lorrie A. Carr as Class I directors of the Company to serve until the 2024 Annual Meeting of Shareholders.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Bradley L. Radoff Lorrie A. Carr	☐	☐	☐ ________________ ________________

The Radoff Group does not expect that any of its nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, the Radoff Group has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

2.	Company’s proposal to approve, on an advisory basis, the Company’s named executive officer compensation.
☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Company’s proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for fiscal 2022.
☐	FOR	☐	AGAINST	☐	ABSTAIN

WHITE PROXY CARD

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.